Biological Assets (Tables)	12 Months Ended
Jul. 31, 2021
Disclosure of detailed information about biological assets [abstract]
Schedule of changes in the carrying value of biological assets
For the years ended	July 31, 2021	July 31, 2020
	$	$
Balance, beginning of year	7,571	7,371
Acquired on business combination	8,892	-
Production costs capitalized	36,156	38,638
Net increase in fair value due to biological transformation and estimates	51,499	29,356
Harvested cannabis transferred to inventory	(89,834)	(67,131)
Disposal of biological assets	-	(663)
Balance, end of year	14,284	7,571

Schedule of significant unobservable inputs, their range of values and sensitivity analysis
Significant inputs and assumptions	Input values		An increase or decrease of 5% applied to the unobservable input would result in a change to the fair value of approximately
	July 31, 2021	July 31, 2020	July 31, 2021	July 31, 2020
Weighted average selling price Derived from actual retail prices on a per product basis using the expected Flower and Trim yields per plant. Which is expected to approximate future selling prices and where applicable, considering strains	$3.05 per dried gram	$3.23 per dried gram	$746	$550
Yield per plant Derived from historical harvest cycle results on a per strain basis, which is expected to be harvested from plants	24-116 grams per plant	46 - 135 grams per plant	$460	$376
Post-harvest cost Derived from historical costs of production activities on a per product basis.	0.67%-0.84 % dependent upon the stage within the harvest cycle	0.26%-0.81 % dependent upon the stage within the harvest cycle	$636	$219